                                                                   EXHIBIT 10.69



                         REGISTRATION RIGHTS AGREEMENT



        This REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of July 31, 1998 between Information Solutions Group, Inc., a Florida corporation (the "Company"), and Daniel J. and Sandra White (including permitted successors and assigns hereunder) (the "Stockholders") of shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company.


        WHEREAS, on May 12, 1998, the Stockholders, the Company, Bankers Hazard Determination Services, Inc. ("Bankers"), Bankers Insurance Group, Inc. ("BIG") and Geotrac, Inc., an Ohio corporation ("Geotrac") entered into an Agreement and Plan of Merger (the "Merger Agreement");

        WHEREAS, pursuant to the terms of the Merger Agreement Geotrac merged (the "Merger") with and into Bankers, with Bankers being the surviving corporation, and changing its name to Geotrac,Inc.;

        WHEREAS, as part of the Merger consideration, for their shares of Geotrac, the Whites received or will receive up to 480,515 shares of common stock of IMSG; and

        WHEREAS, under the Merger Agreement, it is a condition to the obligations of the Stockholders and Geotrac to consummate the Merger that the Company execute this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, the parties agree as follows:

        1. Demand Registration. Subject to the terms and conditions of this Agreement, at any time on or after the first anniversary of the Closing Date of an initial public offering ("IPO") or registration of the Company's capital stock under the Securities Exchange Act of 1934, as amended, the Stockholders may deliver a written request (a "Demand Notice") to the Company to register under the Securities Act of 1933, as amended (the "1933 Act"), on Form S-3 any or all shares of Common Stock owned by such Stockholders (such shares of Common Stock as to which any such request is made pursuant to this Section 1 or Section 2 hereof being the "Registrable Securities"). The Company agrees that is will use reasonable efforts to cause the prompt registration of all such Registrable Securities; provided however, the Company may postpone for a limited time, which in no event shall be longer than ninety (90) days, compliance with a request for registration pursuant to this Section 1 if (i) such compliance would materially adversely affect (including, without limitation, through the premature disclosure thereof) a proposed material financing, reorganization, recapitalization, acquisition, consolidation or similar transaction, (ii) the Company is conducting a public offering of capital stock and the managing underwriter concludes in its reasonable judgment that such compliance would materially adversely affect such offering or (iii) the Company notifies the Stockholders that a material event has occurred or is likely to occur that has not been publicly disclosed and if disclosed would have a material adverse effect on the Company and its ability to consummate any offering of the Registrable Securities subject to the Demand Notice. If there is a postponement under any of clause (i), (ii) or (iii) above, the Demand Notice may be withdrawn by the Stockholders by notice to the Company. In such case, no demand shall have been made for the purposes of this Section 1. The Stockholders shall not make a demand for registration of shares of Common Stock pursuant to this Section 1 within six (6) months following the effective date of the registration for a "piggyback" registration pursuant to Section 2 below. Notwithstanding anything in this Section 1 to the contrary, the Company shall not be required to comply with more than one (1) request of the Stockholders pursuant to this Section 1. Any underwriter selected by the Stockholders to act as such in connection with a registration pursuant to this Section 1 must be reasonably acceptable to the Company.

        2. "Piggyback" Registration. Whenever the Company proposes to file a registration statement relating to any of its securities under the 1933 Act for its account or the account of any other stockholder of the Company (other than a registration statement required to be filed in respect of employee benefit plans of the Company on Form S-8 or any similar form from time to time in effect or any registration statement on Form S-4 or similar successor form), the Company shall, at least twenty-one (21) days (or if such twenty-one (21) day period is not practicable, then a reasonable shorter period which shall not be less than seven (7) days) prior to such filing, give written notice of such proposed filing to the Stockholders, and such notice shall offer each of the Stockholders the opportunity to register such Registrable Securities as such Stockholder may request, and such notice shall state the name of the managing underwriter for such registration, the number of securities to be registered for the account of the Company and for the account of any stockholder, and the intended method of disposition of such securities. Upon the written request of a Stockholder, given within five (5) days after receipt of any such notice of registration from the Company, to register any shares of Common Stock owned by him or her (which request shall state the amount of Registrable Securities requested to be registered), the Company shall include such Registrable Securities in such registration statement or in a separate registration statement concurrently filed on terms and conditions comparable to those of the securities offered on behalf of the Company or for the account of any other stockholder of the Company, unless the managing underwriter therefor concludes in its reasonable judgment that the inclusion of such Registrable Securities in such offering would materially adversely affect such offering, in which event the number of shares that may be sold in such offering shall be allocated, first, to the Company (or, if the offering is being made principally for the account of another person, to such person), second to the Stockholders pro rata in accordance with their percentage of shares of Common Stock included in the offering and, third, to any other third party having registration rights with respect to shares. If any of the Registrable Securities that a Stockholder has requested be included in such offering are not so included, then the Company shall cause such Registrable Securities to be registered under a separate registration statement a limited period of time thereafter, which in no event shall be more than six (6) months.






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
        3.      General Provisions.

                (a) The Company shall use all reasonable efforts to cause any registration statement referred to in Section 1 or Section 2 to become effective and to remain effective (with a prospectus at all times meeting the requirements of the 1933 Act) until the earlier of (i) six
        (6) months from the effective date of the registration statement or (ii) the date the Stockholder(s) complete the distribution of Registrable Securities. The Company will use all reasonable efforts to effect such qualifications under applicable "blue sky" or other state securities laws as may be reasonably requested by the Stockholders (provided that the Company shall not be obligated to file a general consent to service of process or qualify to do business as a foreign corporation or otherwise subject itself to taxation in any jurisdiction solely for the purpose of any such qualification) to permit or facilitate such sale or other distribution.

                (b) To the extent not inconsistent with applicable law, the Company and each of the Stockholders agrees not to effect any public sale or distribution of their respective shares of Common Stock, including, without limitation, a sale pursuant to Rule 144 promulgated under the 1933 Act or pursuant to the Stockholders Agreement, during the sixty (60) day period prior to, and during the ninety (90) day period beginning on, the effective date of a registration statement in which shares of its Registrable Securities are registered (except as part of such registration), if and to the extent requested by the Company or by the underwriter(s) in the case of an underwritten public offering.

        4. Information, Documents, Etc. Upon making a request for registration pursuant to Section 1 or Section 2, each of the Stockholders shall furnish to the Company such information regarding his or her holdings and the proposed manner of distribution thereof as shall be required in connection with any registration qualification or compliance referred to in this Agreement. The Company agrees that it will furnish to each of the Stockholders the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in this Agreement as the Stockholders from time to time may reasonably request.

        5. Expenses. The Company will bear all expenses of registrations incident to its performance of or compliance with this Agreement, including, without limitation, registration and filing fees, exchange listing fees, printing expenses, fees and expenses of compliance with blue sky or other state securities law and fees and disbursements of (a) counsel for the Company, (b) all independent certified public accountants, (c) underwriters, and (d) any and all other persons retained by the Company; provided, however, the Company will not pay (i) underwriting discounts and commissions and brokerage commissions and fees, if any, payable with respect to Registrable Securities sold by a Stockholder, (ii) filing fees attributable to a Stockholder's Registrable Securities, (iii) fees and expenses of compliance with blue sky or other state securities laws that are required by law to be paid directly by a Stockholder, and (iv) fees and expenses of any counsel and accountants for any Stockholder.




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
        6. Cooperation. In connection with any registration of Registrable Securities pursuant to this Agreement, the Company agrees to:

                (a) enter into such customary agreements (including an underwriting agreement containing such representations and warranties by the Company and such other terms and provisions, including indemnification provisions, as are customarily contained in underwriting agreements for comparable offerings and, if no underwriting agreement is entered into, an indemnification agreement on such terms as is customary in transactions of such nature) and take all such other actions as the Stockholders or the underwriters, if any, participating in such offering and sale may reasonably request in order to expedite or facilitate such offering and sale;

                (b) furnish, at the request of the Stockholders or any underwriters participating in such offering and sale, (i) a comfort letter or letters, dated the date of the final prospectus with respect to the Registrable Securities and/or the date of the closing for the sale of the Registrable Securities, from the independent certified public accountants of the Company and addressed to the Stockholders and any underwriters participating in such offering and sale, which letter or letters shall state that such accountants are independent with respect to the Company within the meaning of Rule 1.01 of the Code of Professional Ethics of the American Institute of Certified Public Accountants and shall address such matters as the Stockholders and underwriters may reasonably request and as may be customary in transactions of a similar nature for similar entities and (ii) an opinion, dated the date of the closing for the sale of the Registrable Securities, of the counsel representing the Company with respect to such offering and sale, addressed to the Stockholders and any such underwriters, which opinion shall address such matters as they may reasonably request and as may be customary in transactions of a similar nature for similar entities; and

                (c) make available for inspection by the Stockholders, the underwriters, if any, participating in such offering and sale (which inspecting underwriters shall, if reasonably possible, be limited to any manager or managers for such participating underwriters), the counsel for the Stockholders, one accountant or accounting firm retained by the Stockholders and any such underwriters, or any other agent retained for purposes of effecting the registration of the Registrable Securities by the Stockholders or such underwriters, all financial and other records, corporate documents and properties of the Company, and supply such additional information, as they shall reasonably request.

        7.      Action to Suspend Effectiveness; Supplement to Registration
Statement.

                (a) The Company will notify each of the Stockholders and their counsel promptly of (i) any action by the Securities and Exchange Commission ("SEC") to suspend the effectiveness of the registration statement covering the Registrable Securities or the institution or threatening of any proceeding for such purpose (a "stop order") or (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any






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
        proceeding for such purpose. Immediately upon receipt of any such notice, the Stockholders shall cease to offer or sell any Registrable Securities pursuant to the registration statement in the jurisdiction to which such stop order or suspension relates. The Company will use all reasonable efforts to prevent the issuance of any such stop order or the suspension of any such qualifications and, if any such stop order is issued or any such qualification is suspended, to obtain as soon as possible the withdrawal or revocation thereof, and will notify each of the Stockholders and their counsel at the earliest practicable date of the date on which the Stockholders may offer and sell the Registrable Securities pursuant to the registration statement.

                (b) Within the applicable period referred to in Section 3(a) following the effectiveness of a registration statement filed pursuant to this Agreement, the Company will notify each of the Stockholders promptly of the occurrence of any event or the existence of any state of facts that, in the judgment of the Company, should be set forth in such registration statement. Immediately upon receipt of such notice, the Stockholders shall cease to deliver or use the prospectus relating to such registration statement, and if so requested by the Company, return to the Company, at its expense, all copies (other than permanent file copies) of such registration statement and prospectus. The Company will, as promptly as practicable, take such action as may be necessary to amend or supplement such registration statement in order to set forth or reflect such event or state of facts. The Company will furnish copies of such proposed amendment or supplement to the Stockholders and will not file or distribute such amendment or supplement without the prior consent of the Stockholders, which consent shall not be unreasonably withheld.

        8.      Indemnification.

                (a) The Company hereby agrees to indemnify and hold harmless each Stockholder and their agents (including counsel), and agrees to indemnify each underwriter participating in such offering and sale and each Person, if any, who controls such underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Stockholders, any agent or any such underwriter or controlling Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 1 or
        Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation by the Company of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934
        Act"), or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and will reimburse the Stockholders, each such agent and underwriter and each such controlling Person for any legal




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
        or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information pertaining to such Stockholder, such underwriter or controlling Person, furnished in writing to the Company by the Stockholder, such underwriter or such controlling Person for use in such registration statement or prospectus or by a Stockholder's or such controlling Person's failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto after being furnished with a sufficient number of copies of the same by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Stockholders, such underwriter or such controlling Person and shall survive any transfer by the Stockholders.

                (b) If the Stockholders sell Registrable Securities under a prospectus that is part of a registration statement, then the Stockholder(s) participating in such offering (the "Participating Stockholders"), by exercising their registration rights hereunder, hereby agree, jointly and severally (if applicable), to indemnify and hold harmless the Company, its agents (including counsel) and each Person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each Person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such agent, officer or director or underwriter or controlling Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Participating Stockholders of the 1933 Act or the 1934 Act, or other federal or state law applicable to the Participating Stockholders and relating to any action or inaction required by the Participating Stockholders in connection with such registration, and will reimburse the Company and each such agent, officer, director, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Participating Stockholders will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by the Participating Stockholders specifically for use in such registration statement or prospectus.




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
                (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof may be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party hereunder except to the extent such indemnifying party is prejudiced by such failure to so notify nor shall it relieve it from any liability which it may have to any indemnified party other than under this Agreement. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall desire, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall so notify the indemnifying party in writing and shall have the right to select a separate counsel and to control the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                In any such action, any indemnified party shall have the right to retain its own counsel, but, except as provided above, the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed in writing to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party and shall not be obligated to pay the fees and expenses of more than one counsel (and any required local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.




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
                If the indemnification provided for in this Section 8 is unavailable for any reason or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities or actions referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Stockholder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the Stockholders, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement of omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by any method of allocation which did not take account of the equitable considerations referred to above in this paragraph. Subject to the provisions of this Section 8, the amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

        9. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the Company and each of the Stockholders.

        10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, or by registered or certified mail, return receipt requested, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                (a)  If to the Company:


                     Insurance Management Solutions Group, Inc.
                     360 Central Avenue
                     St. Petersburg, Florida 33701
                     Attention: C. Anthony Sexton, Esq.
                     Telephone: (813) 823-4000, ext. 4894
                     Telecopy:  (813) 823-6518




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
                (b)  If to the Stockholders:

                     at each of the Stockholder's last address on the stock records of the Company or the last address given by each Stockholder to the Company for notices under this Agreement with copies to:

                     Benesch, Friedlander, Coplan & Aronoff LLP
                     2300 BP America Building
                     200 Public Square
                     Cleveland, OH 44114
                     Attention: Ira Kaplan, Esq.
                     Telephone No.: (216) 363-4500
                     Telecopy No.:  (216) 363-4588

        Any notice given by (i) telecopier will be effective when confirmed if given prior to 6:00 p.m., local time, on a Business Day, otherwise it will be effective on the next succeeding business day; (ii) overnight courier or personal delivery will be effective on the day delivered, unless such day is not a Business Day, in which case it will be effective on the next succeeding Business Day; and (iii) registered or certified mail will be effective three Business Days after deposit in the mails, all fees prepaid.

        11. Interpretation and Definitions. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

        12. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        13. Entire Agreement; Limitation on Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon any Person other than the parties hereto and their permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement or result in any such Person being deemed a third party beneficiary of this Agreement.




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
        14. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        15. Specific Performance. The parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms of this Agreement and that the parties shall be entitled to the remedy of specific performance of the terms of this Agreement, in addition to any other remedy at law or equity.

        16. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Ohio without giving effect to the principles of conflicts of law thereof. However, jurisdiction and venue for any action brought to enforce the terms or conditions of this Agreement shall be the domicile of the defendant or respondent in any such action.

        17. Assignment. Each of the terms, provisions and obligations of this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective legal representatives, successors and assigns. Notwithstanding the foregoing, the Stockholders shall not be permitted to assign their interests, during their life, under this Agreement to any person or entity other than Permitted Assigns. For purposes of this Agreement "Permitted Assigns" shall mean Daniel J. or Sandra White, their lineal descendants and any trust or other fiduciary for the benefit of such individual; and/or such individual's spouse and/or lineal descendants, and such individual's parents.

        18. Number; Gender. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

        19. Captions. The titles, captions and headings contained in this Agreement are inserted herein only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

        20. Termination of Registration Rights. The registration rights provided by this Agreement shall terminate and be of no further force and effect unless exercised prior to the earlier of: (a) the sixth anniversary of the Closing Date of an IPO or other registration of the Company's securities under the Securities Exchange Act of 1934, as amended; (b) with respect to any Stockholder, such time as the Stockholder has an unlimited right to sell all of his or her Registrable Securities in the public market without restriction on volume or otherwise; or (c) Daniel J. White








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
voluntarily leaves the employ of the Company for any reason other than "Good Reason" as defined in the Employment Agreement dated the date hereof, between the Company and Daniel J. White.

        IN WITNESS WHEREOF, the Company and the Stockholders have duly executed this Registration Rights Agreement as of the date first written above.



                                                       "COMPANY"

                                           INFORMATION MANAGEMENT
                                           SOLUTIONS GROUP, INC.




                                           By: /s/  Jeffrey S. Bragg
                                              --------------------------------




                                                       "STOCKHOLDERS"



                                           /s/  Daniel J. White
                                           ------------------------------------
                                           DANIEL J. WHITE





                                           /s/  Sandra White
                                           ------------------------------------
                                           SANDRA WHITE







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